CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT

I, Paul B. Ordonio, President of the Monteagle Funds, (the “Funds"), certify that:

1.	The N-CSR of the Funds for the period ended August 31, 2016 (the "Report") fully complies with the requirements of Section 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Funds.

By:	/s/ Paul B. Ordonio
Paul B. Ordonio
President

Date:	October 31, 2016

A SIGNED ORIGINAL OF THIS WRITTEN STATEMENT REQUIRED BY SECTION 906, OR OTHER DOCUMENT AUTHENTICATING, ACKNOWLEDGING, OR OTHERWISE ADOPTING THE SIGNATURE THAT APPEARS IN TYPED FORM WITHIN THE ELECTRONIC VERSION OF THIS WRITTEN STATEMENT REQUIRED BY SECTION 906, HAS BEEN PROVIDED TO M3SIXTY ADMINISTRATION, LLC. AND WILL BE RETAINED BY M3SIXTY ADMINISTRATION, LLC. AND FURNISHED TO THE SECURITIES AND EXCHANGE COMMISSION OR ITS STAFF UPON REQUEST.

CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT

I, Larry E. Beaver, Jr., Treasurer of the Monteagle Funds, (the “Funds"), certify that:

1.	The N-CSR of the Funds for the period ended August 31, 2016 (the "Report") fully complies with the requirements of Section 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Funds.

By:	/s/ Larry E. Beaver, Jr.
Larry E. Beaver, Jr.
Treasurer

Date:	October 31, 2016

A SIGNED ORIGINAL OF THIS WRITTEN STATEMENT REQUIRED BY SECTION 906, OR OTHER DOCUMENT AUTHENTICATING, ACKNOWLEDGING, OR OTHERWISE ADOPTING THE SIGNATURE THAT APPEARS IN TYPED FORM WITHIN THE ELECTRONIC VERSION OF THIS WRITTEN STATEMENT REQUIRED BY SECTION 906, HAS BEEN PROVIDED TO M3SIXTY ADMINISTRATION, LLC. AND WILL BE RETAINED BY M3SIXTY ADMINISTRATION, LLC. AND FURNISHED TO THE SECURITIES AND EXCHANGE COMMISSION OR ITS STAFF UPON REQUEST.